MONTHLY OPERATING REPORT

                                   CHAPTER 11


CASE NAME:  Fortune Natural Resources Corporation

CASE NUMBER:           04-14112
              ----------------------------

For Period June 1, 2004 to June 30, 2004

--------------------------------------------------------------------------------
THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH. The debtor must attach each of the following forms unless the United States Trustee has waived the requirement in writing. File with the court and submit a paper copy to UST with an original signature.
--------------------------------------------------------------------------------

 Report/Document    Previously
    Attached          Waived                REQUIRED REPORTS/DOCUMENT
--------------------------------------------------------------------------------
(mark only one - attached or waived)

       {X}             { }    Comparative Balance Sheet (FORM 2-B)

       {X}             { }    Profit and Loss Statement (FORM 2-C)

       {X}             { }    Cash Receipts & Disbursements Statement (FORM 2-D)

       {X}             { }    Supporting Schedules (FORM 2-E)

       {X}             { }    Narrative (FORM 2-F)

       { }             { }    Copies of Bank Statement(s) and Reconciliations
                              of Bank Balance to Book Balance for all Account(s)

--------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, are true and correct to the best of my knowledge and belief.


Executed on: July 15, 2004     Debtor(s)*: Fortune Natural Resources Corporation
             -------------                 -------------------------------------

                               By:**       s/s  Dean Drulias
                                           -------------------------------------

                               Position:   Corporate Secretary
                                           -------------------------------------

                               Telephone No.
                               of Preparer            (210) 275-7042
                                           -------------------------------------

*both debtors must sign if a joint petition
** for corporate or partnership debtor
                                                                        FORM 2-A
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112

                            COMPARATIVE BALANCE SHEET


                                               Filing
                                                Date
                                              6/1/2004       Jun-04         Jul-04         Aug-04         Sep-04         Nov-04
                                            ----------     ----------     ----------     ----------     ----------     ----------
ASSETS

CURRENT ASSETS

      Cash                                      20,635          9,702

      Accounts Receivable, Net                  84,778         97,316

      Inventory, at lower of cost or market          -

      Prepaid expenses & deposits               13,385

      Other                                          -
                                            ----------     ----------     ----------     ----------     ----------     ----------

      Total Current Assets                     118,798        107,018              -              -              -              -

PROPERTY, PLANT & EQUIPMENT                 31,246,741     31,246,741

      Less accumulated
        depreciation/depletion              25,420,859     25,420,859
                                            ----------     ----------     ----------     ----------     ----------     ----------

      NET PROPERTY, PLANT & EQUIPMENT        5,825,881      5,825,881             -               -              -              -

OTHER ASSETS                                         -

TOTAL OTHER ASSETS                                   -              -              -              -              -              -
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL ASSETS                                 5,944,680      5,932,900              -              -              -              -
                                            ==========     ==========     ==========     ==========     ==========     ==========


If assets are carried at historical cost on debtor's accounting records and debtor elects to show them as such on the monthly reports, note the change above and include remarks on FORM 2-F (Narrative). All subsequent reports must then carry these assets at that value. Do not use historical cost one month and fair market value the next.

                                                                        FORM 2-B
                                                                     Page 1 of 2
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112

                            COMPARATIVE BALANCE SHEET

                                               Filing
                                                Date
                                              6/1/2004       Jun-04         Jul-04         Aug-04         Sep-04         Nov-04
                                            ----------     ----------     ----------     ----------     ----------     ----------

LIABILITIES
      Post-Petition Liabilities                                15,109

      Taxes Payable (FORM 2-E, P.1 of 3)                            -

      Taxes Payable (FORM 2-E, P.1 of 3)

      Other
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL POST-PETITION LIABILITIES                      -         15,109              -              -              -              -
                                            ==========     ==========     ==========     ==========     ==========     ==========

PRE-PETITION LIABILITIES
      Notes Payable - Secured                3,204,031      3,204,031

      Priority Debt                              9,300          9,300

      Unsecured Debt                         2,904,392      2,901,546

      Other   Interest                                         47,409
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL LIABILITIES                            6,117,723      6,177,394              -              -              -              -
                                            ==========     ==========     ==========     ==========     ==========     ==========

EQUITY (DEFICIT)

      Preferred Debt                           260,000        260,000

      Common Stock                             177,927        177,927

      Paid-in Capital                       31,635,925     31,635,925

      Retained Earnings                    (32,246,895)   (32,318,347)

           Through Filing Period

           Post Filing date

TOTAL EQUITY (NET WORTH)                      (173,043)      (244,495)             -              -              -              -
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL LIABILITIES & EQUITY                   5,944,680      5,932,900              -              -              -              -
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                                                        FORM 2-B
                                                                     Page 2 of 2
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112

                            PROFIT AND LOSS STATEMENT

                                               Filing
                                                Date
                                              6/1/2004       Jun-04         Jul-04         Aug-04         Sep-04         Nov-04
                                            ----------     ----------     ----------     ----------     ----------     ----------

NET REVENUE                                    305,531         39,171

COST OF OPERATIONS

      Production/severance taxes                13,656          2,276

      Other revenue deductions                   4,975            829

      Lease operating expense/workover         138,797         23,133
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL COST OF OPERATIONS                       157,428         26,238              -              -              -              -

GROSS PROFIT                                   148,103         12,933              -              -              -              -

OPERATING EXPENSE

      Selling and Marketing

      General & Administrative (Rents,
      utilities, salaries, etc.)               140,694         36,976

      Other                                      6,665
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL OPERATING EXPENSES                       147,360         36,976              -              -              -              -

Operating Income                                   744        (24,043)

      Interest Expense                         284,454         47,409

      Depreciation and Amortization

      Income Tax Expense (Benefit)

      Extraordinary Expenses*
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET INCOME (LOSS)                             (283,710)       (71,452)             -              -              -              -
                                            ==========     ==========     ==========     ==========     ==========     ==========

*Requires explanation in NARRATIVE (FORM 2-F)
                                                                        FORM 2-C
                                                                     Page 1 of 1
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENTS

                       For Period June 1 to June 30, 2004

                               CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash
     Balance from last month's report)                             $  20,635.27
                                                                   ------------

2. Cash Receipts (total Cash Receipts from
     page 2 of all FORM 2-D's)                       $   9,359.33
                                                     ------------

3. Cash Disbursements (total Cash Disbursements
     from Page 3 of all FORM 2-D's)                  $  20,292.75
                                                     ------------

4. Net Cash Flow                                                   $ (10,933.42)
                                                                   ------------

5. Ending Cash Balance (to FORM 2-B)                               $   9,701.85
                                                                   ============

                          CASH SUMMARY - ENDING BALANCE
                                                                     Financial
                                                        Amount*    Institution
                                                     ------------  ------------
1. Real Estate Account

2. Trust Account                                     $    (165.00)

3. Operating and/or Personal Account                 $   2,508.32

4. Payroll Account                                   $   4,398.95

5. Tax Account

6. Other Savings (Specify checking or savings)       $   2,852.48

7. Cash Collateral Account

8. Petty Cash                                        $     107.10
                                                     ------------

      Total (must agree with line 5 above)           $   9,701.85


*These amounts should be equal to the previous month's balance for the account plus this month's receipts less this month's disbursements.

================================================================================

ADJUSTED CASH DISBRUSEMENTS
---------------------------

Cash disbursements on line 3 above less
  Inter-account transfers & UST fees paid            $  15,694.56
                                                     ============

Note: This amount should be used to determine UST quarterly fees due.
                                                                        FORM 2-D
                                                                     Page 1 of 4
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112

                            QUARTERLY FEE SUMMARY (1)

 Payment               Cash            Quarterly        Check
  Date             Disbursements        Fee Due          No.         Date
------------        -----------        ---------     ----------   ----------

January                       -                -
February                      -                -
March                         -                -
                    -----------        ---------

1st Quarter                   -        $       -
                    ===========        =========     ----------   ----------

April                         -                -
May                           -                -
June                     15,695           500.00
                    -----------        ---------
2nd Quarter              15,695        $  500.00
                    ===========        =========     ----------   ----------

July                          -                -
August                        -                -
September                     -                -
                    -----------        ---------
3rd Quarter                   -        $       -
                    ===========        =========     ----------   ----------

October                       -                -
November                      -                -
December                      -                -
                    -----------        ---------
4th Quarter                   -        $       -
                    ===========        =========     ----------   ----------

================================================================================

                                  FEE SCHEDULE

                                      Quarterly Fee
      Disbursement Category                Due

Less than         $   15,000.00        $   250
$   15,000.00  -  $   74,999.99        $   500
$   75,000.99  -  $  149,999.99        $   750
$  150,000.00  -  $  224,999.99        $ 1,250
$  225,000.00  -  $  299,999.99        $ 1,500
$  300,000.00  -  $  999,999.99        $ 3,750
$1,000,000.00  -  $1,999,999.99        $ 5,000
$2,000,000.00  -  $2,999,999.99        $ 7,500
$3,000,000.00  -  $4,999,999.99        $ 8,000
$5,000,000.00  -  and above            $10,000

Note that a minimum payment of $250 is due each quarter even if no disbursements are made in the case during the period.

--------------------------------------------------------------------------------
(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with "adjusted cash disbursements" at bottom of Form 2-D, Page 1 of 4. Disbursements are net of transfers to other debtor in possession bank accounts and net of payments of prior period quarterly fees.

                                                                        FORM 2-D
                                                                     Page 2 of 4
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112


                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

            (This form should be completed for each type of account listed on page 1 of FORM2-D that the debtor maintained during the month.)

                       For Period June 1 to June 30, 2004.


   Account Name: ______________________________ Account Number:  _______________


                              CASH RECEIPT JOURNAL

                     (attach additional sheets as necessary)



      Date                    Description (Source)              Amount


                    SEE ATTACHED CASH AND DISBURSEMENTS SHEET







                                       Total Cash Receipts    $__________


                                                                        FORM 2-D
                                                                     Page 3 of 4
                                                                           01/04

CASE NAME:  FORTUNE NATURAL RESOURCES CORPORATION

CASE NUMBER:  04-14112


                              SUPPORTING SCHEDULES

                       For Period June 1 to June 30, 2004.


                               INSURANCE SCHEDULE

                                                            Date of      Premium
       Type               Carrier/Agent     Coverage ($)   Expiration     Paid
       ----            ------------------   ------------  ------------  --------

Workers' Compensation
                       ------------------   ------------  ------------  --------
General Liability
                       ------------------   ------------  ------------  --------
Property (Fire, Theft)
                       ------------------   ------------  ------------  --------
Vehicle
                       ------------------   ------------  ------------  --------
Other (list):
                       ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------

---------------------  ------------------   ------------  ------------  --------


(1) Attach copy of certificate of insurance or declaration page of policy for any coverage renewed or replaced during the current reporting month.

(2) For the period paid column enter "yes" if payment of premium is current or "no" if premium payment is delinquent. If "no", explain on Form 2-F,
     Narrative.

       FORTUNE IS IN THE PROCESS OF OBTAINING THE ABOVE REQUIRE INSURANCE.

                                                                        FORM 2-E

CASE NAME: Fortune Natural Resources Corporation   CASE NUMBER:   04-14112
           -------------------------------------                  --------


                                N A R R A T I V E

                       For Period June 1, to June 30, 2004


Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses, and purpose of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.


The Debtor is negotiating with various parties relative to DIP loans, a cure of
--------------------------------------------------------------------------------
the rights under the Exploration Agreement and a farmout of rights under the
--------------------------------------------------------------------------------
corporation agreement. The matters have been heard by the Bankruptcy Court and
--------------------------------------------------------------------------------
future hearings will be held to determine the outcome of the
--------------------------------------------------------------------------------
negotiations.
--------------------------------------------------------------------------------

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                                                                        FORM 2-F
                                                                           01/04

                                  BANK ACCOUNTS
                           RECEIPTS AND DISBURSEMENTS
                                     Jun-04


           Account                Account         Beginning                                   Ending
            Name                   Name            Balance       Debits       Credits        Balance
    ---------------------      ------------     ------------  ------------  ------------   ------------

A   Debtor In Possession       653 521 450      $          0  $     165.00  $          0   $    (165.00)
B   Operating Account          188 386 4181     $  17,443.40  $  15,529.56  $     594.48   $   2,508.32
C   Payroll                    182 076 0179     $     232.29  $   4,598.19  $   8,764.85   $   4,398.95
D   Prospect/Well              637 769 506      $   2,852.48  $          0  $          0   $   2,852.48
E   Revenue Distribution       652 197 690      $          0  $          0  $          0   $          0
F   FPXA                       653 521 336      $          0  $          0  $          0   $          0
G   FPXA Debt Repayment        652 197 807      $          0  $          0  $          0   $          0



         Transactions                                            Debits       Credits
    ---------------------                                     ------------  ------------
A   Expense                    Check printing fee             $     165.00  $          0
                                                              ------------  ------------
                                                              $     165.00  $          0
                                                              ------------  ------------

B   Revenue                    Gibraltar                                    $     383.06
    Income                     Sublessee rent                               $     200.13
    Income                     Bois d'Arc                                   $      11.29
    Transfer                   To payroll account             $   2,242.71
    Expense                    Account analysis fee           $     194.52
    Transfer                   To payroll account             $   2,355.48
    Expense                    Check #3897                    $   8,703.01
    Expense                    Check #3898                    $   1,493.41
    Expense                    Check #3899                    $     515.43
    Expense                    Check #3900                    $      25.00
                                                              ------------  ------------
                                                              $  15,529.56  $     594.48
                                                              ------------  ------------

C   Transfer                   From operating                               $   2,242.71
    Transfer                   From operating                               $   2,355.48
    Wire Transfer              Eland advance                                $   4,166.66
    Expense                    Payroll processing             $     112.77
    Expense                    Payroll                        $   1,539.87
    Expense                    Payroll taxes                  $     615.43
    Expense                    Payroll                        $   1,539.87
    Expense                    Payroll taxes                  $     615.43
    Expense                    Check #10722                   $      87.41
    Expense                    Check #10724                   $      87.41
                                                              ------------  ------------
                                                              $   5,498.19  $   8,764.85
                                                              ------------  ------------

D   No deposits or credits
E   No deposits or credits
F   No deposits or credits
G   No deposits or credits
